UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 5, 2025
Luxfer Holdings PLC
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35370	98-1024030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1433 North Water Street, Suite 400,
Milwaukee, WI, 53202
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: +1 414-269-2419

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value £0.50 each	LXFR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5    Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2025 AGM on Thursday, June 5, 2025, in Manchester, England. There were 27,236,677 ordinary shares issued and outstanding at the close of business on April 11, 2025, the voting record date, which were entitled to receive notice of, and vote at, the AGM. Holders of 23,121,078 ordinary shares (84.9%) were represented in person or by proxy at the AGM, constituting a quorum.

At the AGM, the Company’s shareholders voted on fourteen resolutions; each of which is described in detail on pages 13-24 of the Proxy Statement. The number of votes cast for or against, and the number of abstentions and any non-votes, with respect to each resolution are set forth below. The results detailed below represent final voting results.

Ordinary Resolutions 1-6: Election of Directors

The nominees listed below were elected to serve as Directors of the Company for a one year term, expiring on completion of the 2026 Annual General Meeting of Shareholders.

Nominee	Votes For	Votes Against	Abstentions	Non-Votes
Andy Butcher	21,662,991	72,864	2,108	1,383,115
Patrick Mullen	21,611,430	121,852	4,681	1,383,115
Richard Hipple	21,342,749	391,533	3,681	1,383,115
Clive Snowdon	21,208,753	524,529	4,681	1,383,115
Sylvia A. Stein	21,611,542	89,440	36,981	1,383,115
Lisa Trimberger	21,572,822	160,354	4,787	1,383,115

Ordinary Resolution 7: Approval of the Directors’ Remuneration Report

The Company’s shareholders approved the Directors’ Remuneration Report for the year ended December 31, 2024

Votes For	Votes Against	Abstentions	Non-Votes
21,352,002	379,350	6,611	1,383,115

Ordinary Resolution 8: Approval of Executive Compensation

The Company’s shareholders approved, by non-binding advisory vote, that the compensation of the Company’s Named Executive Officers for the year ended December 31, 2024 be approved.

Votes For	Votes Against	Abstentions	Non Votes
21,351,241	380,100	6,622	1,383,115

Ordinary Resolution 9: Frequency of “say-on-pay” votes

On a non-binding advisory basis, the Company’s shareholders voted to hold a “say-on-pay” vote on the compensation of the Company’s Named Executive Officers every 1 year, consistent with the recommendation of the Board of Directors (the “Board”).

Votes for Every 1 Year	Votes for Every 2 Years	Votes for Every 3 Years	Abstentions	Non Votes
20,970,095	3,260	760,109	4,499	1,383,115

In light of the results of this vote and other factors, on June 5, 2025, the Board resolved that it would hold an advisory vote on the compensation of its Named Executive Officers every 1 year until the Company holds the next shareholder advisory vote on the frequency of “say-on-pay” votes, which shall be no later than the Company’s 2026 Annual General Meeting of Shareholders.

Ordinary Resolution 10: Ratification of the re-appointment of PricewaterhouseCoopers LLP as the independent auditor of the Company until conclusion of the 2026 Annual General Meeting

The Company’s shareholders ratified the re-appointment of PricewaterhouseCoopers LLP as the independent auditor of the Company until conclusion of the 2026 Annual General Meeting.

Votes For	Votes Against	Abstentions	Non-Votes
22,484,525	632,699	3,854	‒

Ordinary Resolution 11: Authorization of the Audit Committee to set the independent auditor’s remuneration

The Company’s shareholders authorized the Audit Committee to set the remuneration of PricewaterhouseCoopers LLP as the Company’s independent auditor.

Votes For	Votes Against	Abstentions	Non-Votes
23,112,022	5,364	3,692	‒

Ordinary Resolution 12: Authorization of the Board of Directors to issue shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company, pursuant to section 551 of the UK Companies Act 2006 (the “Companies Act”)

The Company’s shareholders authorized the Board of Directors be generally and unconditionally authorized, for the purposes of section 551 of the Companies Act, to exercise all powers of the Company to issue shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of $67,902,624.

Votes For	Votes Against	Abstentions	Non-Votes
22,387,311	731,394	2,373	‒

Special Resolution 13: Authorization of the Board of Directors to issue equity securities for cash and/or sell ordinary shares held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act regarding preemption rights does not apply to such issuance or sale, pursuant to sections 570 and 573 of the Companies Act

The Company’s shareholders authorized the Board of Directors to issue equity securities for cash and/or sell ordinary shares held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act regarding preemption rights does not apply to such issuance or sale, pursuant to sections 570 and 573 of the Companies Act.

Votes For	Votes Against	Abstentions	Non-Votes
23,064,722	50,315	6,041	‒

Special Resolution 14: Authorization of the Board of Directors to repurchase ordinary shares and the terms of the form of repurchase contract

The Company’s shareholders authorized the Board of Directors be authorized to repurchase such number of its ordinary shares, each at such prices as may be agreed pursuant to the terms of a repurchase contract, and that the terms of the form of repurchase contract. The maximum aggregate number of ordinary shares authorized to be purchased shall not exceed 10% of the Company’s issued share capital as at 4:00 p.m. (EST) on June 5, 2025; and the authority conferred shall, unless varied, revoked, or renewed prior to such time, expire on June 5, 2030.

Votes For	Votes Against	Abstentions	Non-Votes
23,098,593	4,498	17,987	‒

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Interactive Data File (Inline XRBL tagging embedded within Cover Page of this Current Report on Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Luxfer Holdings PLC
(Registrant)
Date: June 9, 2025

By: /s/ Benjamin M. Coulson
Name: Benjamin M. Coulson
Title: Corporate Controller & Company Secretary